UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2012

STRATEGIC INTERNET INVESTMENTS INCORPORATED
(Exact name of registrant as spccified in its charter)

Delaware	33-33-28188	844116458
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification N0.)

24 First Avenue. P.O. Box 918, Kalisgell, MT 59903
(Address of principal executive offices)

Registrant's telephone number, including area code: 406-552-1170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.1421 -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d —2(b))

[   ] Pre-commencement communications pursuant to Rule 13c-4(0) under the Exchange Act (17 CFR 24().13e ~4(c))

Item 1.00 Entry into a Material Definitive Agreement

On October 15, 2012, the Board of Directors of Strategic Internet Investments Incorporated has determined that it is in the company’s best interest to grant incentive stock options to certain key employees, consultants and directors of Strategic Internet Investments Incorporated under the company’s Stock Option Plan (the “Plan”). All options granted will be exercisable at $.10 per share at any time within five years of the date of grant. Until such time as the Company, in is sole discretion, registers the Stock Option Plan with the SEC under an appropriate exemption available for such registration, any shares issued upon exercise of the options outlined below will be issued as Rule 144 restricted stock.

Name of Optionee	Number of Shares Subject to Option
Ralf Zabel (Officer)	100,000
CMB Investments (Ralph Shearing - Director)	1,525,000
Abbas Salih (Officer and director)	1,200,000
Don Crossley (consultant)	300,000
Fred Schultz (director)	320,000
Paul Sullivan (consultant)	300,000
Regal Barrington (consultant)	480,000

Item 1.01 Entry into a Material Definitive Agreement

On October 15, 2012, Strategic Internet Investments Incorporated (the ‘‘Company’’) entered into multiple Debt Settlement and Subscription Agreements.

Tho Company has agreed to issued a total of 5,249,065 restricted shares of Common stock of the Company at a price of $0.07 per share as settlement of debtors listed below as of September 17, 2012. as follows: I

On October 15, 2012, the Company entered into a Debt Settlement and Subscription Agreement with CMB Investments Ltd, pursuant to which the Company has agreed to issue 2,645,638 restricted shares of common stock from Company in satisfaction of $185,195 of debt for consulting services and management fees. CMB Investments Ltd is a private Canadian company wholly owned by Ralph Shearing, a director of the Company.

On October 15, 2012, the Company entered into a Debt Settlement and Subscription Agreement with Abbas Salih, president, CEO and director of the Company, pursuant to which the Company has agreed to issue 2,357,427 restricted shares of common stock in satisfaction of $165,012 of debt for management fees.

On October 15, 2012, the Company entered into a Debt Settlement and Subscription Agreement with Robert Brown, pursuant to which the Company has issued 246,000 restricted shares of common stock of the Company in satisfaction of $17,220 of debt for consulting services fees.

Item 1.02 Termination of a Material Definitive Agreement

Strategic Internet Investments Incorporated and eight Option-holders were parties to certain Stock Option Agreements dated as of the 1st Day of June, 2008 issued pursuant to the Company’s Stock Option Plan.

On October 14, 2012, all Option-holders and the Company have mutually agreed to cancel the June 2008 Options, so that those options granted to Option-holder may be available to grant as incentives to current employees, consultants, officers and potential new officer and directors candidates that possessing the experience necessary to assist the Company to complete business development goals. A total of 3,125,000 options were cancelled at a price of $0.15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

“Fred Schultz”
Fred Schultz, Director

Date: October 14, 2012

SCHEDULE A

INCENTIVE STOCK OPTION AGREEMENT

BETWEEN

STRATEGIC INTERNET INVESTMENTS, INC

AND

PARTICIPANTS LISTED BELOW

Name of Optionee	Number of Shares Subject to Option
Ralf Zabel	100,000
CMB Investments	1,525,000
Abbas Salih	1,200,000
Don Crossley	300,000
Fred Schultz	320,000
Paul Sullivan	300,000
Regal Barrington	480,000

INCENTIVE STOCK OPTION AGREEMENT

This Agreement is made by and between Strategic Internet Investments, Incorporated, a Delaware corporation ("Company") and ____________("Optionee") as of the October 15, 2012 ("Grant Date") with respect to the following facts:

A. The Company has adopted the Strategic Internet Investments, Incorporated Employee Stock Award Plan 2002 ("Plan") pursuant to which the Company is authorized to grant stock options to employees of the Company;

B. Optionee has received and reviewed a copy of the Plan; and

C. Optionee is an employee or officer or director or consultant of the Company or the Company’s subsidiaries.

Now, therefore, in consideration of the premises and intending to be legally bound, the parties agree as follows:

1. GRANT OF OPTION

Subject to the terms and conditions set forth herein, the Company hereby grants to Optionee an incentive stock option ("Option") to purchase from the Company, at the price of $0.10 US$ per share, ________shares of the Company's authorized and unissued or reacquired shares of common stock (the "Total Number of Shares").

2. INCENTIVE STOCK OPTION

The Option granted to Optionee pursuant to this Agreement is intended to qualify as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

3. ADMINISTRATION

The Plan provides that it shall be administered by the Board of Directors of the Company ("Board"), or, in the board's sole discretion, by a committee ("Committee") consisting of not less than three (3) individuals appointed by the Board. Subject to the provisions of the Plan, the Board or the Committee shall have authority to construe and interpret the Plan and this Agreement, to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan and this Agreement, and to make all of the determinations necessary or advisable for administration of the Plan and this Agreement. The interpretation and construction by the Board of the Committee of any provision of this Agreement shall be final and binding upon all parties. No member of the Board or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or this Agreement.

4. TERM OF OPTION

Unless earlier exercised pursuant to Section 5 below, the Option shall terminate on, and shall not be exercisable after, the expiration of the earliest of (a) five (5) years after the Grant Date, (b) thirty (30) days after the date Optionee's employment with the Company and its subsidiaries terminates, if such termination is for any reason other than permanent disability or death, or (c) six (6) months after the date the Optionee's employment with the Company and its subsidiaries terminates, if such termination is a result of death or permanent disability (as defined in the Plan), or if such termination is for any reason other than permanent disability of death and the Optionee dies within three (3) months after the date the Optionee's employment with the Company and its subsidiaries terminates.

5. EXERCISE

5.1 EXERCISABILITY

Subject to the terms and conditions of this Agreement, the Option shall become exercisable with respect to such whole number of shares of common stock of the Company as shall equal not less than one hundred percent (100%) of the Total Number of Shares (*) immediately upon Grant. The Option may be exercised by the Optionee, in whole or in part, with respect to any shares of common stock of the Company covered by the Option immediately after the date of this Agreement and the approval of the Company’s Board of Directors. Anything set forth in this Agreement to the contrary notwithstanding, the Option may not be exercised after the time the Optionee ceases to be an employee of the Company and its subsidiaries (irrespective of the cause) except to the extent it would have been exercisable by the Optionee at such time.

5.2 NOTICE OF EXERCISE

Optionee shall exercise the Option by delivering to the Company either in person or by certified or registered mail, written notice of election to exercise and payment in full of the purchase price as provided in Subsection 5.3 below. The written notice shall set forth the whole number of shares with respect to which the Option is being exercised.

5.3 PAYMENT OF PURCHASE PRICE

The purchase price for any shares of common stock of the Company with respect to which Optionee exercises this Option shall be paid in full at the time Optionee delivers to the Company the written notice of election to exercise. The purchase price shall be paid in cash or by check.

6. ISSUANCE OF SHARES

Promptly after the Company's receipt of the written notice of election provided for in Subsection 5.2 above and Optionee's payment in fully of the purchase price, the Company shall deliver, or cause to be delivered to Optionee, certificates for the whole number of shares with respect to which the Option is being exercised by Optionee. Shares shall be registered in the name of Optionee. If any law or regulation of the Securities and Exchange Commission or of any other federal law or regulation of the Securities and Exchange Commission or of any other federal or sate governmental body having jurisdiction shall require the Company or Optionee to take any action prior to issuance to Optionee of the shares of common stock of the Company specified in the written notice of election to exercise, or if any listing agreement between the Company and any national securities exchange requires such shares to be listed prior to issuance, the date for the delivery of such shares shall be adjourned until the completion of such action and/or such listing.

7. FRACTIONAL SHARES

In no event shall the Company be required to issue fractional shares upon the exercise of any portion of the Option.

8. RIGHTS AS A SHAREHOLDER

Optionee shall have no rights as a shareholder of the Company with respect any shares covered by the Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for any dividends (ordinary or extraordinary, whether cash, securities, or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in Section 9 below.

9. RECAPITALIZATION OR REORGANIZATION OF COMPANY

Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Option and the purchase price of such shares in the even of a stock dividend (but only on common stock), stock split reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the capital structure of the Company. In the event of a liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised portion of the Option shall be deemed canceled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Option or issue substitute options in place thereof. Notwithstanding the foregoing, if the Option otherwise would be canceled in accordance with the preceding sentence, Optionee shall have the right, exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation, to exercise the option in whole or in part without regard to the installment exercise provisions or restrictions on exercise set forth in Subsection 5.1 hereof. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board or the Committee, the determination of which shall be final, biding, and conclusive, provided that the Option shall not be adjusted in a manner that causes it to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

10. NO TRANSFER OF OPTION

Optionee may not transfer all or any part of the Option except by will or the laws of descent and distribution, and the Option shall not be exercisable during the lifetime of Optionee by any person other than Optionee.

11. INVESTMENT REPRESENTATION

Optionee hereby represents and warrants to the Company that he is acquiring the Option and the common stock subject thereto for his own account for investment and not with a view to or for sale in connection with any distribution thereof. Optionee hereby further represents and warrants to, and agrees with, the Company that, if he exercises the Option in whole or in part at a time when there is not in effect under the Securities Act of Securities Act of 1933, as amended, a registration statement covering the shares issuable upon exercise of the Option and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, that Optionee may be required, as a condition of issuance of the shares of common stock of the Company covered by the Option, to represent to the Company that the shares issued pursuant to the exercise of the Option are being acquired for investment and without a view to distribution thereof; and that in such case the Company may place a legend on the certificate(s) evidencing the shares of the common stock of the Company issued upon exercise of the Option reflecting the fact that the shares were acquired for investment and cannot be sold or transferred unless registered under said Act or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

11.1 ENTIRE AGREEMENT

This Agreement contains the entire understanding between the parties with respect to the subject matter hereof, and supersedes any and all prior written or oral agreements between the parties with respect to the subject matter hereof. There are no representations, agreements, arrangements, or understandings, either written or oral, between or among the parties with respect to the subject matter hereof which are not set forth in this Agreement.

11.2 GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

11.3 NOTICES

Any notice given pursuant to the Agreement may be served personally on the party to be notified or may be mailed, with postage thereon fully prepaid, by certified or registered mail, with return receipt requested, addressed to the Company at its principal office (to the attention of its president) and to Optionee at his principal residence address on the Company's records, or at such other address as either party may designate in writing from time to time. Any notice given as provided in the preceding sentence shall be deemed delivered when given if personally served, or three (3) business days after mailing, if mailed.

11.4 FURTHER ACTS

Each party to this Agreement agrees to perform such further acts and to execute and deliver such other and additional documents as may be reasonably necessary to carry out the provisions of this Agreement.

11.5 SEVERABILIT

If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable for any reason, such invalidity, illegality, or unenforceability shall not affect any of the other terms, provisions, covenants, or conditions of this Agreement, each of which shall be binding and enforceable.

11.6 ARBITRATION

All disputes concerning the terms and conditions of this Agreement shall be subject to expedited and binding arbitration outside of the American Arbitration Association before an attorney or expert who is knowledgeable and experienced in the computer hardware and software field and who is selected by mutual agreement of the parties. A party shall commence arbitration by delivering written notice to the other party. If the parties fail to agree on an arbitrator within thirty (30) days after notice of a commencement of arbitration is delivered, each party shall select an independent individual, and the two independent individuals shall select the arbitrator. Judgment upon the award rendered in any arbitration may be entered in any court having jurisdiction of the manner.

IN WITNESS WHEREOF, the parties have entered in to this Incentive Stock Option Agreement as of the date first above written.

"COMPANY"

STRATEGIC INTERNET INVESTMENTS, INCORPORATED

______________________________
Signature

______________________________
Title

“OPTIONEE”

_______________________________
Signature

SCHEDULE B

DEBT SETTLEMENT AND SUBSCRIPTION AGREEMENT

BETWEEN

STRATEGIC INTERNET INVESTMENTS, INC

AND

PARTICIPANTS LISTED BELOW

Name	Number of Restricted Shares

CMB Investments	2,645,638

Abbas Salih	2,357,427

Robert Brown	246,000

Debt Settlement -

Subscription Agreement

Strategic Internet Investments, Inc.

A Delaware Corporation

(Accredited Investor and Regulation S Compliant)

DEBT SETTLEMENT-SUBSCRIPTION AGREEMENT AND REPRESENTATIONS

For Non-US Residents

TO: Strategic Internet Investments, Inc.

Gentlemen:

I, the undersigned, understands that Strategic Internet Investments, Inc., a Delaware Corporation (the "Company") is offering common shares of Strategic Internet Investments, Inc. ("Shares") at a price of $______per Share pursuant to an exemption under Se. 4(6) of the Securities Act of 1933, in lieu of cash payment for certain indebtedness owed by the Company to myself pursuant to management service fees.

I am willing to accept and the Company wishes to issue shares in the capital of the Company, subject to the terms and conditions hereinafter set forth, in partial settlement of the Indebtedness;

The Company has confirmed and acknowledged the Indebtedness and that it is justly due and owing to myself and I confirm that the Indebtedness represents all monies due from the Company to me.

I agree to accept _______________ common shares in the capital of the Company (the Shares") at a deemed price of $_______ per share, as full payment to me and upon acceptance the Company, agree to become a shareholder of the Company. In order to inform the Company, I advise you as follows:

(1) Receipt of copies of the Business Plan and such other documents as I have requested. I hereby acknowledge that I have received the Business Plan documents (as may be supplemented from time to time) relating to the Company including financial statements of the company dated 12/31/01 and 6/30/02 and Forms 10KSB for 12/31/01 and 10QSB for 3/31/02 and 6/30/02 for Strategic Internet Investments, Inc. as filed with the Securities & Exchange Commission.

(2) Availability of Information. I hereby acknowledge that the Company has made available to me the opportunity to ask questions of, and receive answers from the Company and any other person or entity acting on its behalf, concerning the contents of the Plan and the information contained in the corporate documents and to obtain any additional information, to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information provided by the Company and any other person or entity acting on its behalf.

(3) Representations and Warranties. I represent and warrant to the Company (and understand that it is relying upon the accuracy and completeness of such representations and warranties in connection with the availability of an exemption for the offer and sale of the shares from the registration requirements of applicable federal and state securities laws) that:

(A) RESTRICTED SECURITIES.

(1) I understand that the Shares have not been registered under the Securities Act of 1933, as amended (The Act), or any state securities laws.

(2) I understand that if my debt settlement subscription offer is accepted and the Shares are paid to me, I cannot sell or otherwise dispose of the shares unless the shares are registered under the Act or the state securities laws or exemptions there from are available (and consequently, that I must bear the economic risk of the investment for an indefinite period of time):

(3) I understand that the Company has no obligation now or at any time to register the shares under the Act or the State securities laws or obtain exemptions there from.

(4) I understand that the Company will restrict the transfer of the shares in accordance with the foregoing representations.

(B) LEGEND.

I agree that any certificate representing the shares will contain and be endorsed with the following, or a substantially equivalent, LEGEND:

"This share certificate has been acquired pursuant to an investment representation by the holder and shall not be sold, pledged, hypothecated or donated, or otherwise transferred except upon the issuance to Company of a favorable opinion by its counsel and the submission to the Company of other evidence satisfactory to and as required by counsel to the Company; that any such transfer will not violate the Securities Act of 1933, as amended, and applicable state securities laws.

(C) AGE: CITIZENSHIP.

I am at least twenty-one years old and a citizen of Canada.

(D) ACCURACY OF INFORMATION.

All information which I have provided to the Company concerning my financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end hereof, and if there should be any material change in such information prior to acceptance of this debt settlement subscription offer by the Company, I will immediately provide the Company with such information.

(5) OFFERING PROCEDURE.

I understand that this debt settlement subscription offer is subject to each of the following terms and conditions:

(a) The Company may reject this debt settlement subscription offer for any reason, and this debt settlement subscription offer shall become binding upon the Company only when accepted, in writing, by the Company.

(b) This debt settlement subscription offer may not be withdrawn by me.

(6) SUITABILITY. I hereby warrant and represent:

(a) That I can afford a complete loss of the investment and can afford to hold the securities being purchased hereunder for an indefinite period of time;

(b) That I consider this investment a suitable investment and;

(c) That I have had prior experience in financial matters and investments.

(7) RESTRICTIONS.

This debt settlement subscription is personal to the investor whose name and address appear below. It may not be sold, transferred, assigned or otherwise disposed of to any other person, natural or artificial.

(8) CONDITIONS.

This debt settlement subscription shall become binding upon the Company and me only when accepted, in writing, by the issuer.

(9) REPRESENTATIONS.

(a) I have been furnished and have carefully read the Company SEC filings and any documents attached as exhibits thereto, including the Debt settlement subscription Agreement. I am aware that:

(1) There are substantial risks incident to the ownership of shares in the Company, and such investment is speculative and involves a high degree of risk of loss by me of my entire investment in the Company;

(2) No federal or state agency has passed upon the Shares or made any finding or determination concerning the fairness of this investment;

(b) I acknowledge that I have been advised to consult my own attorney concerning the investment.

(c) I acknowledge that the investment in the Company is an illiquid investment. In particular, I recognize that:

(1) Due to restrictions described below, the lack of any market existing or to exist for these shares, in the event I should attempt to sell my shares in the Company, my investment will be highly illiquid and, probably must be held indefinitely.

(2) I must bear the economic risk of investment in the shares for an indefinite period of time, since the shares have not been registered under the Securities Act of 1933, as amended. Therefore, the shares cannot be offered, sold, transferred, pledged, or hypothecated to any person unless either they are subsequently registered under said Act or an exemption from such registration is available and the favorable opinion of counsel for the Company to that effect is obtain, which is not anticipated.

(3) My right to transfer my shares will also be restricted as provided in this Debt settlement subscription Agreement.

(d) I represent and warrant to the Company that:

(1) I have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of shares, including the risks set forth in this Agreement.

(2) I and my investment advisors, if any, have been furnished all materials relating to the Company and its proposed activities, the offering of shares, or anything set forth in the Plan which they have requested and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Plan;

(3) The Company has answered all inquiries that I and my investment advisors, if any, have put to it concerning the Company and its proposed activities and the offering and sale of the Shares;

(4) Neither I nor my investment advisors, if any, have been furnished any offering literature other than the Business Plan and the documents that may be attached as exhibits thereto and I and my investment advisors, if any, have relied only on the information contained in the Business Plan and such exhibits and the information, as described in subparagraphs (b) and (c) above, furnished or made available to them by the Company;

(5) I am acquiring the shares for which I hereby subscribe for my own account, as principal, for investment purposes only and with a view to the resale of distribution of all or any part of such shares, and that I have no present intention, agreement or arrangement to divide my participation with others or to resell, transfer or otherwise dispose of all or any part of the shares subscribed for unless and until I determine, at some future date, that changed circumstances, not in contemplation at the time of this purchase, makes such disposition advisable;

(6) I, the undersigned, if on behalf of a corporation, partnership, trust, or other form of business entity, affirm that: it is authorized and otherwise duly qualified to purchase and hold shares in the Company; recognize that the information under the caption as set forth in (a) above related to investments by an individual and does not address the federal income tax consequences of an investment by any of the aforementioned entities and have obtained such additional tax advice that I have deemed necessary; such entity has its principal place of business as set forth below; and such entity has not been formed for the specific purpose of acquiring shares in the Company.

(7) I have adequate means of providing for my current needs and personal contingencies and have no need for liquidity in this investment; and

(e) I hereby adopt, accept, and agree to be bound by all the terms and conditions of this Agreement, and by all of the terms and conditions of the Articles of Incorporation, and amendments thereto, and By-Laws. Upon acceptance of this Debt settlement subscription Agreement by the Company, I shall become a shareholder for all purposes, and the shares subscribed shall be issued.

(f) The Debt settlement subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors, and assigns of mine.

(g) I hereby represent and warrant that:

(1) I have either a net worth (exclusive of home, home furnishings, and automobiles) of at least five times the amount of the investment. If a corporation, it is on a consolidated basis according to its most recent financial statement, within the above standards, and if a partnership, each partner is within the above standards.

(h) I further hereby represent that either:

(1) I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company and proposed activities thereof, the risks and merits of investment in the Shares and of making an informed investment decision thereon, and am not utilizing a purchaser representative in connection with evaluating such risks and merits; or

(2) I and the persons listed in (3) below (not affiliated with the Company) together have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investment in the shares and make an informed decision.

(Note: If (1) is correct, cross out (2). If (2) is appropriate (1) and, if (3) below, list, and indicate professional or business relationship to the undersigned relied upon, or with whom the undersigned consulted, in evaluating the merits and risks investment in the shares. If such person is serving as a Purchaser Representative of me, have such individual(s) complete a Purchaser Representative Affidavit obtained from the Company.

(3) In evaluating the merits and risks of investment in the Shares, I have relied upon the advice of, or consulted with, only the following persons (not affiliated with the Company):

___________________________________________
Name

___________________________________________
Relationship

___________________________________________
Name

___________________________________________
Relationship

(i) I have/have not previously invested in private placement securities.

(j) I further represent and warrant:

(1) That I hereby agree to indemnify the Company and hold the Company harmless from and against any and all liability, damage, cost, or expense incurred on account of or arising out of:

(A) Any inaccuracy in my declarations, representations, and warranties hereinabove set forth;

(B) The disposition of any of the shares which I will receive, contrary to my foregoing declarations, representations, and warranties; and

(C) Any action, suit or proceeding based upon (1) the claim that said declarations, representations, or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company; or (2) the disposition of any of the shares or any part thereof.

(k) This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, except as to the manner in which the subscriber elects to take title to shares in the Company which shall be construed in accordance with the State of his principal residence.

(l) Upon request of the Company, I shall provide a sworn and signed copy of my current financial statement.

Debt settlement subscription for Shares:

Number of Shares subscribed for:                     _______________

Total consideration:                                         ________________

Subscriber:

Nature of Business                     Management Services or Business Consultant

10. Accredited Investor. I represent that I am an “Accredited Investor” or an Officer of an “Accredited Investor” as defined below:

Accredited investor shall mean any person who comes within any of the following categories, or who the issuer reasonably believes come within any of the following categories, at the time of the sale of the securities to that person.

(1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in §230.506(b)(2)(ii); and

(8) Any entity in which all of the equity owners are accredited investors.

(9) An entity or person defined under SEC CFR §2330.001 and California Corporations Code §25102(n) (by inclusion).

An affiliate of, or person affiliated with, a specific person shall mean a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

I will hold title to my interest as follows:

{   } Community Property

{   } Joint Tenants with Right Survivorship

{   } Tenants in Common

{   } Individually

{   } Other: (Corporation, Trust, Etc., please indicate)

(Note: Subscribers should seek the advice of their attorneys in deciding in which of the above forms they should take ownership of the Shares, since different forms of ownership can have varying gift tax and other consequences, depending on the state of the investor's domicile and their particular personal circumstances. For example, in community property states, if community property assets are used to purchase shares held in individual ownership, this might have adverse gift tax consequences. IF OWNERSHIP IS BEING TAKEN IN JOINT NAME WITH A SPOUSE OR ANY OTHER PERSON, THEN ALL SUBSCRIPTION DOCUMENTS MUST BE EXECUTED BY ALL SUCH PERSONS.)

11. Regulation S Compliance. Purchaser agrees and warrants that the offer and sale of the securities by the Company, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing, shall be deemed to occur outside the United States within the meaning of CFR §230.901, because

(1) The offer or sale is made in an off-shore transaction;

(2) No directed selling efforts are made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

Purchaser agrees that

(1) the offer or sale of securities, if made prior to the expiration of a one-year distribution compliance period, shall not be made to a U.S. person or for the account or benefit of a U.S. person;

(2) the offer or sale, if made prior to the expiration of a one-year distribution compliance period, is made pursuant of the following conditions:

(a) The purchaser of the securities (other than a distributor) certifies that it is not a U.S. person and is not acquiring the securities for the account or benefit of any U.S. person;

(b) The purchaser of the securities agrees to sell such securities only in accordance with the provisions of Regulation S CFR (§230.901 through §230.905 and Preliminary Notes), pursuant to registration under the Securities Act of 1933, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the Act;

(c) The securities shall contain a legend to the effect that transfer is prohibited except in accordance with the provisions of this Regulation S (§230.901 through §230.905, and Preliminary Notes), pursuant to registration under the Act, or pursuant to an available exemption from registration; and that hedging transactions involving those securities may not be conducted unless in compliance with the Act;

(d) The issuer is required, either by contract or a provision in its bylaws, articles, charter or comparable document, to refuse to register any transfer of the securities not made in accordance with the provisions of Regulation S, CFR (§230.901 through §230.905, and Preliminary Notes), pursuant to registration under the Act, or pursuant to an available exemption from registration;

(e) Each distributor selling securities to a distributor, a dealer (as defined in section 2(a)(12) of the Act (15 U.S.C. 77b(a)(12)), or a person receiving a selling concession, fee or other remuneration, prior to the expiration of one-year distribution compliance period in the case of equity securities, sends a confirmation or other notice to the purchaser stating that the purchaser is subject to the same restrictions on offers and sales that apply to a distributor.

These securities, if acquired for the issuer, a distributor, or any of their respective affiliates in a transaction subject to the conditions of CFR §230.901 or §230.903 are deemed to be “restricted securities” as defined in §230.144. Resales of any of such restricted securities by the offshore purchaser must be made in accordance with this Regulation S (§230.901 through §230.905, and Preliminary Notes), the registration requirements of the Act or any exemption there from. Any “restricted securities,” as defined in §230.144, that are equity securities of a domestic issuer will continue to be deemed to be restricted securities, notwithstanding that they were acquired a resale transaction made pursuant to §230.901 or §230.904.

IN WITNESS WHEREOF, subject to acceptance by the Company, I have completed this Debt settlement subscription Agreement to evidence my Debt settlement subscription as set forth hereinabove, and I submit herewith a check in the amount of $_________________for_____________Shares, this ____day of ______________, 2012.

___________________________________
Subscriber

THIS DEBT SETTLEMENT SUBSCRIPTION OFFER IS ACCEPTED THIS ____________DAY OF _________________________, 2012.

Strategic Internet Investments, Inc.,

Signature	Title

SCHEDULE C

STOCK OPTION CANCELLATION AGREEMENT

BETWEEN

STRATEGIC INTERNET INVESTMENTS, INC

AND

MULTIPLE OPTION HOLDERS

STRATEGIC INTERNET INVESTMENTS, Inc. 24 First Avenue East
Suite C, Kalispell, MT 59901

STRATEGIC INTERNET INVESTMENTS INC.
24 First Avenue East
Suite C
Kalispell, MT,59901

STOCK OPTION CANCELLATION AGREEMENT:

THIS STOCK OPTION CANCELLATION AGREEMENT (the "Agreement") is made and entered into as of this 14th Day of October 2012, (the "Effective Date") by and between Strategic Internet Investments Inc., a Delaware corporation (the "Company") and the ("Option-holder")

RECITALS

WHEREAS, the Company and Option-holder have previously entered into that certain Stock Option Agreement dated as of (the "Option Agreement") pursuant to the Company’s Stock Option Plan (the "Plan"); and

WHEREAS, pursuant to the Option Agreement, Option-holder holds an option to purchase shares of common stock of the Company, at an exercise price of $0.15 per share (the "Option");

WHEREAS, both the Option-holder and the Company have mutually agreed to cancel the Option, so that those options granted to Option-holder may be available to grant as incentives to new potential employees, consultants, officers and directors candidates that have the experience necessary to assist the Company to complete business development projects, real estate acquisitions and other goals which may increase the value of the Company;

NOW, THEREFORE, in consideration of the mutual covenants hereinafter recited, the sufficiency of which is hereby acknowledged, the parties agree as follows:

CONSIDERATION: For good and valuable consideration, Option-holder hereby agrees to cancel the Option, and the Company hereby accepts such cancellation tendered by Option-holder, effective as of the Effective Date.

SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Option-holder and his successors and assigns.

GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of Delaware, USA

HEADINGS. The headings in this Agreement are intended principally for convenience and shall not, by themselves, determine the rights and obligations of the parties to this Agreement.

SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties to the maximum extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the full extent possible.

ENTIRE AGREEMENT. This Agreement contains all of the terms and conditions agreed upon by the parties relating to the subject matter hereof and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications of the parties, whether oral or written, respecting the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

Strategic Internet Investments Inc.

____________________________
Signature

____________________________
Title

OPTIONHOLDER:

____________________________
Signature

____________________________
Printed Name